SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

DrugMax, Inc.

Formerly known as DrugMax.com, Inc.

(Exact name of registrant as specified in its charter)

STATE OF NEVADA	1-15445	34-1755390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Farmington Avenue

Farmington, CT 06032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 676-1222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

On November 18, 2004, DrugMax, Inc. (“DrugMax”) filed a Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) to, among other things, report the completion of the merger between DrugMax and Familymeds Group, Inc. (“FMG”). In connection with the merger, as reported in the Original Form 8-K, DrugMax retained Deloitte & Touche LLP (“D&T”) as the surviving company’s independent accountants. On November 29, 2004, DrugMax filed Amendment No. 1 to the Original Form 8-K to file as Exhibit 16.1 the letter to the Commission from BDO Seidman, LLP, DrugMax’s auditor prior to the merger, indicating BDO’s agreement with the statements contained in Section 4.01 of the Original Form 8-K. This Amendment No. 2 is being filed as an amendment to the Original Form 8-K to clarify in Section 4.01 that BDO was dismissed by the Company and that the dismissal of BDO and the retention of D&T was approved by the audit committee of the Company and to attach as Exhibit 16.1 BDO’s updated letter indicating whether it agrees with the revised statements contained in this Amendment No. 2.

Item 4.01 Change in Registrant’s Certifying Accountant.

For accounting purposes, the merger will be accounted for as a reverse acquisition, with FMG as the acquirer. The historical financial statements of FMG will become the historical financial statements of DrugMax, and the assets and liabilities acquired of DrugMax by FMG will be accounted for as required under the purchase method of accounting. Results of operations of DrugMax will be included in the financial statements from November 12, 2004, the effective date of the merger.

For the two years prior to the merger, FMG, the accounting acquirer in the merger, retained D&T as its independent accountants and DrugMax retained BDO as its independent accountants. On November 12, 2004, the newly appointed audit committee of DrugMax approved the retention of D&T, and the dismissal of BDO, as the independent accountants of the merged company.

During the two most recent fiscal years and any subsequent interim period prior to engaging D&T, DrugMax did not consult with D&T regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on DrugMax’s financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of BDO on DrugMax’s financial statements for the fiscal years ended March 31, 2004 and 2003 did not contain a disclaimer of opinion or an opinion that was adverse or was qualified or modified for uncertainty, audit scope, or accounting principle. Furthermore, during those fiscal years and through the subsequent period ending on November 12, 2004, there were no disagreements with BDO on matters of accounting principle or practice, financial statement disclosure, or audit scope or procedure which, if not resolved to BDO’s satisfaction, would have caused BDO to refer to the subject matter of the disagreements in their report. In addition, during those fiscal years, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as follows:

As reported in DrugMax’s annual report on Form 10-K for the year ended March 31, 2004, in connection with the completion of its audit of, and the issuance of an unqualified report on, DrugMax’s consolidated financial statements for the fiscal year ended March 31, 2004, BDO communicated to DrugMax’s Audit Committee that the following matters involving DrugMax’s internal controls and operation were considered to be “reportable conditions,” as defined under standards established by the American Institute of Certified Public Accountants, or AICPA:

•	Processes relating to account analysis and reconciliations including lack of timely management review, which contributed to fourth quarter adjustments relating to inventories, accounts receivable and accounts payable; and

•	DrugMax’s recognition of accruals in connection with litigation.

Reportable conditions are matters coming to the attention of the independent auditors that, in their judgment, relate to significant deficiencies in the design or operation of internal controls and could adversely affect DrugMax’s ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements. In addition, BDO has advised DrugMax that they consider these matters, which are listed above, to be “material weaknesses” that, by themselves or in combination, result in a more than remote likelihood that a material misstatement in DrugMax’s financial statements will not be prevented or detected by its employees in the normal course of performing their assigned functions.

2

As required by SEC Rule 13a-15(b), for the second quarter ended September 30, 2004, DrugMax once again carried out an evaluation, under the supervision and with the participation of its management, including its Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of DrugMax’s disclosure controls and procedures as of September 30, 2004. Although DrugMax continues to make improvements, as of September 30, 2004, DrugMax’s then Chief Executive Officer and Chief Financial Officer determined that deficiencies identified by BDO continue to cause DrugMax’s disclosure controls and procedures not to be effective at a reasonable assurance level. However, the then CEO and CFO noted that DrugMax continues to remedy the deficiencies identified by BDO and did not note any other material weaknesses or significant deficiencies in DrugMax’s disclosure controls and procedures during their evaluation. DrugMax continues to improve and refine its internal controls. This process is ongoing, and includes the following:

1. DrugMax decided to convert its operating divisions to new accounting software and an integrated networked computerized system linking all divisions, which will roll up financial information on a real-time basis. The implementation of that process began during the quarter ended March 31, 2004 and is expected to be completed by December 31. 2004. DrugMax believes this conversion will provide more timely operating information, a more efficient system of checks and balances to assure accurate reporting of detailed transactions, and more efficient month-end closing procedures to provide a comprehensive internal review before financial information is considered final. DrugMax’s accounts payable detailed ledger at Valley Drug Company is not fully integrated to the general ledger system, which has caused large amounts of reconciling items. Management believes this issue will be significantly improved with the conversion to the new integrated accounting system. As a result of the efficiencies of the new system, DrugMax’s controllers will have appropriate time to better analyze cutoff and other detailed transactions in order to assure the proper processing of its accounts payable and other accounting functions.

2. DrugMax has reorganized its credit and collection functions and previously hired a Vice President of Asset Management to assist in the granting of credit to customers or potential customers. Recently, more independent pharmacies, which are a significant part of DrugMax’s core business, have incurred financial difficulties, as indicated by the number of recent bankruptcies by such pharmacies. As a result, DrugMax’s credit policy is being reviewed and restructured.

3. DrugMax improved its control over morgue inventory during the fourth quarter of 2004 in connection with the relocation of Valley Drug Company to its new warehouse facility. In the future DrugMax will be taking frequent physical inventory counts to properly record quantities in the morgue inventory at Valley. In addition, DrugMax has hired a full-time warehouse clerk assigned to manage the movement of the morgue inventory.

4. Management continues to evaluate the number of personnel involved in the accounting and finance function of DrugMax. Due to the acquisitions made by DrugMax over the past three years and pressures on operations resulting from competition, shrinking margins and regulatory matters, management is reassessing its existing personnel and resources to address its internal control and operational requirements. This is an ongoing process.

On November 18, 2004, DrugMax authorized BDO to respond fully to the inquiries of D&T concerning the foregoing matter and requested that BDO provide DrugMax with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by DrugMax in response to this item and, if not, stating the respects in which it does not agree. BDO’s letter was unavailable at the time this Form 8-K is being filed and will be filed in by an amendment to this Form 8-K within 10 days of the filing of this Form 8-K.

3

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

As of the date of filing of this current report on Form 8-K/A, it is impracticable for DrugMax to provide the financial statements of FMG required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 71 days after the date that this Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

As of the date of the filing of this current report on Form 8-K/A, it is impracticable for DrugMax to provide the updated pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 71 days after the date that this Form 8-K was required to be filed.

(c) Exhibits.

The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

4

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DRUGMAX, INC.

By:	/s/ Edgardo Mercadante
Edgardo Mercadante, Chief Executive Officer

Dated: December 8, 2004

5

EXHIBIT INDEX

Exhibit Number	Exhibit Description

16.1	Letter of BDO Seidman, LLP, addressed to the Securities and Exchange Commission.

6